UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Twenty-First Century Fox, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on October 18, 2013.

TWENTY-FIRST CENTURY FOX, INC.

TWENTY-FIRST CENTURY FOX, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036

Meeting Information
Meeting Type: Annual
For stockholders as of: August 21, 2013
Date: October 18, 2013 Time: 10:00 AM Pacific Time
Location: Zanuck Theatre at Fox Studios
10201 West Pico Boulevard Los Angeles, California 90035 For meeting directions please go to http://www.21cf.com/investor/annualmeetinginfo.html
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT        ANNUAL REPORT

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1.	Proposal to elect 12 directors
	1a.	K. Rupert Murdoch
	1b.	Delphine Arnault
	1c.	James W. Breyer
	1d.	Chase Carey
	1e.	David F. DeVoe
	1f.	Viet Dinh
	1g.	Sir Roderick I. Eddington
	1h.	James R. Murdoch
	1i.	Lachlan K. Murdoch
	1j.	Jacques Nasser
	1k.	Robert S. Silberman
	1l.	Álvaro Uribe

2.	Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

3.	Advisory Vote on Executive Compensation.

4.	Approval of the Twenty-First Century Fox, Inc. 2013 Long-Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 5 AND 6:

5.	Stockholder Proposal - Adopt a Policy that the Chairman of the Board of Directors be an Independent Director.

6.	Stockholder Proposal - Eliminate the Company’s Dual Class Capital Structure.

7.	CITIZENSHIP CERTIFICATION - Please mark “YES” if the stock is owned of record or beneficially by a U.S. stockholder, or mark “NO” if such stock is owned of record or beneficially by a non-U.S. stockholder. (Please refer to Appendix B of the Proxy Statement for additional guidance.)

If you do not provide a response to this Item 7, you will be deemed to be a non-U.S. stockholder and the shares will be subject to the suspension of voting rights unless you are a stockholder of record as of the Record Date and you previously submitted a U.S. citizenship certification to the Company’s transfer agent or Australian share registrar.